UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2021

KANGE CORP.
(Exact name of registrant as specified in its charter)

Nevada	333-194055	33-1230169
(State of incorporation)	(Commission File Number)	(IRS Employer No.)

11724 Ventura Blvd Suite B, Studio City, California 91604

(Address of principal executive offices and Zip Code)

(818) 853-7033

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Indicate by check mark whether the registrant is an emerging growth company as deﬁned in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised ﬁnancial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 4.01 CHANGES IN REGISRANT’S CERTIFYING ACCOUNTANT.

Previous Independent Accountants

(i) On February 25, 2021, Kange Corp. (the “Company”) notified Haynie & Company, PC (the “Former Accounting Firm”) of its dismissal as the Company’s independent registered public accounting firm.

(ii) The report of the Former Accounting Firm on the Company’s financial statements as of and for the fiscal year ending November 30, 2017, contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles except as set forth in subparagraph (iii) below.

(iii) The report of the Former Accounting Firm on the Company’s financial statements as of and for the year ended November 30, 2017, contained an explanatory paragraph which noted that there was substantial doubt as to the Company’s ability to continue as a going concern as the Company had suffered continuing losses, had not yet established a consistent revenue source, and did not have sufficient available funding to fully implement its business plan.

(iv) The Company’s Board participated in the decision with respect to the Former Accounting Firm.

(v) During the fiscal year ending November 30, 2017, and during the interim period through February 25, 2021, there (i) have been no disagreements with the Former Accounting Firm on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the Former Accounting Firm, would have caused the Former Accounting Firm to make reference to the subject matter of such disagreements in its reports on the financial statements for such years, and (ii) were no reportable events of the kind referenced in Item 304(a)(1)(v) of Regulation S-K.

(vi) The Company requested that the Former Accounting Firm furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of the letter from the Former Accounting Firm is attached hereto as Exhibit 16.1 to this Current Report on Form 8-K.

New Independent Accountants

On February 25, 2021, the Company engaged Pinnacle Accountancy Group of Utah (a dba of Heaton & Company, PLLC) (the “New Accounting Firm”) as our independent registered public accounting firm for the years ended November 30, 2018, 2019, and 2020. The Board made the decision to engage the New Accounting Firm acting under authority delegated to it, and the Board of Directors approved the same on February 25, 2021.

The Company has not consulted with the New Accounting Firm during our two most recent fiscal years or during any subsequent interim period prior to February 25, 2021 (the date of the New Accounting Firm’s appointment), regarding (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on our financial statements, and neither a written report was provided to us nor oral advice was provided that the New Accounting Firm concluded was an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue; or (iii) any matter that was either the subject of disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (within the meaning of Item 304(a)(1)(v) of Regulation S-K).

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

The exhibits listed in the following exhibit index are filed as part of this Current Report on Form 8-K:

Exhibits

16.1	Letter from Former Accounting Firm

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kange Corp.

Date: July 22, 2021	By:	/s/ Dr. Arthur Malone, Jr.
Dr. Arthur Malone, Jr., CEO

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